VICTOR INDUSTRIES, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this annual report on Amendment No. 1 to Form 10-KSB of Victor Industries, Inc. for the fiscal year ended December 31, 2004, I, Lana Pope, Chief Financial Officer and Secretary of Victor Industries, Inc., hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Amendment No. 1 to Form 10-KSB for the fiscal year ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Amendment No. 1 to Form 10-KSB for the fiscal year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Victor Industries, Inc. for the periods presented therein.

Date: October 21, 2005

/s./ Lana Pope

Lana Pope
Chief Financial Officer
(Principle Financial Officer)